EXHIBIT 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 26, 2019 (this “Amendment”), by and among WELLTOWER INC., a Delaware corporation, (the “Borrower”), the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and as Swingline Lender and LC Issuer.
RECITALS
A.        Reference is made to that certain Credit Agreement, dated as of July 19, 2018, by and among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified prior to the effectiveness of this Amendment, the “Credit Agreement”); and
B.    The Borrower has requested that Lenders constituting the Required Lenders amend the Credit Agreement in certain respects and the Required Lenders have agreed to so amend the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties, set forth below.
NOW THEREFORE, in consideration of the Recitals, the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions.
1.1    Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.
2.    Amendments. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined in Section 4), the Credit Agreement is hereby amended as follows:
2.1    Section 8.01 (Events of Default) of the Credit Agreement is hereby amended by deleting Section 8.01(i) thereof (Material Adverse Effect) in its entirety and substituting therefor the following:

(i)	Intentionally Omitted.
3.    Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and Lenders as follows:
3.1    The Borrower has the power and authority to execute and deliver this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
3.2    This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.3    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.
3.4    Immediately before and after giving effect to this Amendment (i) the representations and warranties of the Borrower contained in the Credit Agreement are true, accurate and complete on and as of the First Amendment Effective Date (other than the representations in Section 5.09(c) of the Credit Agreement, which were made only as of the Closing Date), except that the representations and warranties contained in Sections 5.09(a) and 5.09(b), shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b), respectively, and (ii) no Default or Event of Default has occurred and is continuing.
4. Effectiveness. Upon the fulfillment of the following conditions precedent, this Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”):
4.1 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which shall have been duly executed on behalf of each of the Borrower, Lenders constituting the Required Lenders and the Administrative Agent.
4.2    Fees and Expenses. The Administrative Agent and the Lenders party hereto shall have received all fees and expenses, if any, owing pursuant to one or more written agreements.
5. Miscellaneous.
5.1 Ratification. Except as specifically amended hereby, the Credit Agreement is hereby ratified and reaffirmed and remains in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Credit Agreement. In the event of any conflict or inconsistency between this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall be controlling, but the Credit Agreement shall not otherwise be affected or the rights therein impaired. The execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, or (b) constitute a waiver or amendment of any provision of the Credit Agreement.
5.2 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
5.3 References; Loan Document. On and after the First Amendment Effective Date, all references in the Credit Agreement to the “Credit Agreement” and to “this Agreement”, shall be deemed to refer to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
5.4 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.
5.5 Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
5.6 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind

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or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9 Submission to Jurisdiction, Waiver of Venue, Service of Process, Waiver of Jury Trial. The jurisdiction, venue, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed as of the date first above written.
BORROWER:

WELLTOWER INC.

By:	/s/ Matthew G. McQueen
Name:	Matthew G. McQueen
Title:	Senior Vice President - General Counsel and Corporate Secretary

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender, as the LC Issuer and as a Lender

By:	/s/ Laura Conway
Name:	Laura Conway
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ William Behuniak
Name:	William Behuniak
Title:	Authorized Signatory

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MUFG BANK, LTD.

By:	/s/ David Meisner
Name:	David Meisner
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Barclays Bank PLC

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Citibank, N.A.

By:	/s/ David Bouton
Name:	David Bouton
Title:	Managing Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Karen L. Ramos
Name:	Karen L. Ramos
Title:	Managing Director

By:	/s/ Mark Koneval
Name:	Mark Koneval
Title:	Managing Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Andrew Mascarenhas
Name:	Andrew Mascarenhas
Title:	Authorized Signatory

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

UBS AG, Stamford Branch

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea S. Chen
Name:	Andrea S. Chen
Title:	Managing Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Managing Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

BMO Harris Bank N.A.

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Citizens Bank, N.A.

By:	/s/ Michelle Dawson
Name:	Michelle Dawson
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

COMPASS BANK

By:	/s/ Brian Tuerff
Name:	Brian Tuerff
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

FIFTH THIRD BANK

By:	/s/ Nathaniel E. Sher
Name:	Nathaniel E. (Ned) Sher
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Mizuho Bank, Ltd.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Mizuho Bank (USA)

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Sumitomo Mitsui Banking Corporation

By:	/s/ Keith Connolly
Name:	Keith Connolly
Title:	General Manager

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

TD Bank, N.A.

By:	/s/ Sean C. Dunne
Name:	Sean C. Dunne
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

THE TORONTO-DOMINION BANK, New York Branch

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Branch Banking and Trust Company

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

THE HUNTINGTON NATIONAL BANK

By:	/s/ Eva S. McQuillen
Name:	Eva S. McQuillen
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray
Name:	Carol Murray
Title:	Director

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

COMERICA BANK

By:	/s/ Mark J. Leveille
Name:	Mark J. Leveille
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

Raymond James Bank, N.A.

By:	/s/ Matt Stein
Name:	Matt Stein
Title:	Senior Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement

BOKF, NA dba BANK OF OKLAHOMA

By:	/s/ Christopher Rollmann
Name:	Christopher Rollmann
Title:	Vice President

Signature Page to First Amendment to Welltower Inc. 2018 Credit Agreement